UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2005

P-Com, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3175 S. Winchester Boulevard, Campbell, California		95008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408.866.3666

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective March 1, 2005, Brian T. Josling, a director and member of the Audit Committee of P-Com, Inc. (the "Registrant"), resigned from the Board of Directors.

(d) On February 23, 2005, the Registrant elected Richard Reiss to serve on its Board of Directors. There are no arrangements or understandings between Mr. Reiss and any other person pursuant to which Mr. Reiss was elected as a director. There are no transactions in which Mr. Reiss has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Registrant on March 1, 2005 announcing the election of Mr. Reiss and the resignation of Mr. Josling is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

See attached Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P-Com, Inc.

March 1, 2005	By:	/s/ Daniel W. Rumsey

Name: Daniel W. Rumsey
Title: Vice-President and Acting Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of P-Com, Inc., dated March 1, 2005